Fees Summary	Oct. 20, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	369.75
Total Transaction Valuation	4,250,000.00
Total Offset Amount	0.00
Net Fee	$ 369.75